                                                    LEASE INVESTMENT FLIGHT TRUST
                                                  ASSET BACKED NOTES, SERIES 2001-1
                                                    MONTHLY REPORT TO NOTEHOLDERS
                                          All amounts in US dollars unless otherwise stated

Payment Date                              15th of each month
Convention                                Modified Following Business Day

Current Payment Date                             July 15, 2002
Current Calculation Date                         July 9, 2002


------------------------------------------------------------------------------------------------------------------------------------
1. Account Activity Summary between Calculation Dates
------------------------------------------------------------------------------------------------------------------------------------

                                                         Prior                                                           Balance on
                                                       Balance                Deposits            Withdrawals      Calculation Date

------------------------------------------------------------------------------------------------------------------------------------

Expense Account                                   5,058,313.18            1,633,553.04          (2,052,779.10)         4,639,087.12
Collection Account                               97,394,043.24           13,243,991.33         (15,398,493.80)        95,239,540.77
Lessee Funded Account                            10,406,876.01              498,556.34                      -         10,905,432.35
Class A Contingent Collateral Account             3,071,763.45                4,432.50                      -          3,076,195.95
------------------------------------------------------------------------------------------------------------------------------------
Total                                           115,930,995.88           15,380,533.21         (17,451,272.90)       113,860,256.19
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
2. Analysis of Expenses Account Activity
------------------------------------------------------------------------------------------------------------------------------------

Opening Balance on Previous Calculation Date                                                                           5,058,313.18
Transfer from Collection Account on Previous Payment Date                                                              1,123,271.04
Interim Transfer from (to) Collection Account                                                                            510,282.00
Payments on Previous Payment Date                                                                                       (503,422.94)
Interim Payments                                                                                                      (1,549,356.16)
Other                                                                                                                             -
------------------------------------------------------------------------------------------------------------------------------------
Balance on Current Calculation Date                                                                                    4,639,087.12
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
3. Analysis of Collection Account Activity
------------------------------------------------------------------------------------------------------------------------------------

Opening Balance on Previous Calculation Date                                                                          97,394,043.24
Collections during Period
 - lease rentals                                                                                                      11,564,741.28
 - maintenance reserves                                                                                                  828,328.39
 - other                                                                                                                 675,222.94
 - interest income                                                                                                       175,698.72
Drawings under Credit or Liquidity Enhancement Facilities                                                                         -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                                                            -
Transfer to Expense Account on Previous Payment Date                                                                  (1,123,271.04)
Net Swap Receipts (Payments) on Previous Payment Date                                                                 (4,288,228.96)
Net Transfers from (to) Lessee Funded Accounts                                                                          (494,168.57)
Aggregate Note Payments on Previous Payment Date                                                                      (8,982,543.23)
Interim Transfer from (to) Expense Account                                                                              (510,282.00)
------------------------------------------------------------------------------------------------------------------------------------
Balance on Current Calculation Date                                                                                   95,239,540.77
------------------------------------------------------------------------------------------------------------------------------------

Net Transfers pursuant to Section 3.07 of the Trust Indenture                                                                     -
                                                                                                              ----------------------
Available Collections                                                                                                 95,239,540.77
                                                                                                              ----------------------

------------------------------------------------------------------------------------------------------------------------------------
 3. Analysis of Collection Account Activity (Continued)
------------------------------------------------------------------------------------------------------------------------------------

Analysis of Current Payment Date Distributions

(i)        Required Expense Amount                                                                                     1,240,245.77
(ii)       (a)  Class A Interest                                                                                       1,827,965.57
           (b)  Swap Payments other than subordinated swap payments                                                    3,623,842.80
(iii)      Repayment of Senior Eligible Credit Facilities                                                                         -
(iv)       First Collection Account top-up                                                                            33,000,000.00
(v)        Class A Minimum principal payment                                                                                      -
(vi)       Class B Interest                                                                                              607,351.22
(vii)      Repayment of Mezzanine Eligible Credit Facilities                                                                      -
(viii)     Second Collection account top-up                                                                           20,000,000.00
(ix)       Class B Minimum principal payment                                                                             281,329.88
(x)        Class C Interest                                                                                              698,100.00
(xi)       Repayment of Junior Eligible Credit Facilities                                                                         -
(xii)      Third Collection Account top-up                                                                            19,000,000.00
(xiii)     Class C Minimum principal payment                                                                             289,149.47
(xiv)      Class D Interest                                                                                              271,200.00
(xv)       Repayment of Subordinate Eligible Credit Facilities                                                                    -
(xvi)      Fourth Collection Account top-up                                                                           11,000,000.00
(xvii)     Class D Minimum principal payment                                                                             122,735.49
(xviii)    Expense Accrual                                                                                             1,727,390.30
(xix)      Additional and Step-up Interest
           (a)  Additional Interest                                                                                               -
           (b)  Maturity Step-up Interest                                                                                         -
           (c)  Registration Step-up Interest                                                                                     -
(xx)       Class A Scheduled principal                                                                                 1,550,230.27
(xxi)      Class B Scheduled principal                                                                                            -
(xxii)     Class C Scheduled principal                                                                                            -
(xxiii)    Class D Scheduled principal                                                                                            -
(xxiv)     Reimbursement of Beneficial Interest Cure Payments                                                                     -
(xxv)      Expense Account for Modification Accruals and Refinancing Payments                                                     -
(xxvi)     Class A Outstanding Principal Balance                                                                                  -
(xxvii)    Class B Outstanding Principal Balance                                                                                  -
(xxviii)   Class C Outstanding Principal Balance                                                                                  -
(xxix)     Class D Outstanding Principal Balance                                                                                  -
(xxx)      Subordinated Swap Payments                                                                                             -
(xxxi)     Additional Servicing Obligations                                                                                       -
(xxxii)    Remainder to Beneficial Interest                                                                                       -


Analysis of Liquidity Reserve Amount

First Collection Account Top-up                                          33,000,000.00
Second Collection Account Top-up                                         20,000,000.00
Third Collection Account Top-up                                          19,000,000.00
Fourth Collection Account Top-up                                         11,000,000.00
                                                               ------------------------
  Total Liquidity Reserve Amount                                         83,000,000.00                               (83,000,000.00)

             Total Payments with respect to Payment Date
                                                                                                              ----------------------
             less Collection Account Top Ups (iv), (viii), (xii), and (xvi) above                                     12,239,540.77
                                                                                                              ----------------------

------------------------------------------------------------------------------------------------------------------------------------
4. Payments on the Notes by Subclass
------------------------------------------------------------------------------------------------------------------------------------

                                                                              Subclass               Subclass              Subclass
(a) Floating Rate Notes                                                            A-1                    A-2                   A-3
------------------------------------------------------------------------------------------------------------------------------------

Applicable LIBOR                                                              1.84000%               1.84000%              1.84000%
Applicable Margin                                                             0.39000%               0.43000%              0.43000%
Applicable Interest Rate                                                      2.23000%               2.27000%              2.27000%
Actual Number of Days                                                               28                     28                    28
Interest Amount Paid                                                        693,777.78             459,044.44            675,143.35
Additional Interest Paid                                                             -                      -                     -
Maturity Step-up Interest Amount Paid                                                -                      -                     -
Registration Step-up Interest Amount Paid                                            -                      -                     -
------------------------------------------------------------------------------------------------------------------------------------
Total Interest Paid                                                         693,777.78             459,044.44            675,143.35
------------------------------------------------------------------------------------------------------------------------------------

Expected Final Payment Date                                              July 15, 2003          July 15, 2004       August 15, 2010
Excess Amortization Date                                                 July 15, 2003          July 15, 2004         July 15, 2001

Original Balance                                                        400,000,000.00         260,000,000.00        425,000,000.00
Opening Outstanding Principal Balance                                   400,000,000.00         260,000,000.00        382,397,116.32
Total Principal Distribution Amount                                                  -                      -          1,550,230.27
Redemption Amount:
  Amount allocable to principal                                                      -                      -                     -
  Amount allocable to premium                                                        -                      -                     -
------------------------------------------------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance                                   400,000,000.00         260,000,000.00        380,846,886.05
------------------------------------------------------------------------------------------------------------------------------------

                                                                              Subclass               Subclass              Subclass
(a) Floating Rate Notes (Continued)                                                B-1                    C-1                   D-1
------------------------------------------------------------------------------------------------------------------------------------

Applicable LIBOR                                                              1.84000%               1.84000%              1.84000%
Applicable Margin                                                             1.12000%               2.12000%              2.00000%
Applicable Interest Rate                                                      2.96000%               3.96000%              3.84000%
Number of Days                                                                      28                     28                    28
Interest Amount Payable                                                     132,982.33             212,520.00            104,533.33
Additional Interest Paid                                                             -                      -                     -
Registration Step-up Interest Amount Paid                                            -                      -                     -
------------------------------------------------------------------------------------------------------------------------------------
Total Interest Paid                                                         132,982.33             212,520.00            104,533.33
------------------------------------------------------------------------------------------------------------------------------------

Expected Final Payment Date                                               May 15, 2018           May 15, 2018          May 15, 2018
Excess Amortization Date                                                 July 15, 2001           May 15, 2018       August 15, 2010

Original Balance                                                         60,000,000.00          69,000,000.00         35,000,000.00
Opening Outstanding Principal Balance                                    57,762,594.85          69,000,000.00         35,000,000.00
Total Principal Distribution Amount                                         118,040.51             141,498.68             71,595.70
Redemption Amount:
 Amount allocable to principal                                                       -                      -                     -
 Amount allocable to premium                                                         -                      -                     -
------------------------------------------------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance                                    57,644,554.34          68,858,501.32         34,928,404.30
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
4. Payments on the Notes by Subclass (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Subclass               Subclass              Subclass
(b) Fixed Rate Notes                                                               B-2                    C-2                   D-2
------------------------------------------------------------------------------------------------------------------------------------

Applicable Interest Rate                                                      7.12400%               8.09300%              8.00000%
Number of Days                                                                      30                     30                    30
Interest Amount Payable                                                     474,368.89             485,580.00            166,666.67
Additional Interest Paid                                                             -                      -                     -
Registration Step-up Interest Amount Paid                                            -                      -                     -
------------------------------------------------------------------------------------------------------------------------------------
Total Interest Paid                                                         474,368.89             485,580.00            166,666.67
------------------------------------------------------------------------------------------------------------------------------------

Expected Final Payment Date                                               May 15, 2018           May 15, 2018          May 15, 2018
Excess Amortization Date                                                 July 15, 2001           May 15, 2018       August 15, 2010

Original Balance                                                         83,000,000.00          72,000,000.00         25,000,000.00
Opening Outstanding Principal Balance                                    79,904,922.90          72,000,000.00         25,000,000.00
Total Principal Distribution Amount                                         163,289.37             147,650.79             51,139.79
Redemption Amount:
 Amount allocable to principal                                                       -                      -                     -
 Amount allocable to premium                                                         -                      -                     -
------------------------------------------------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance                                    79,741,633.53          71,852,349.21         24,948,860.21
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
5. Floating Rate Note information for next Interest Accrual Period
------------------------------------------------------------------------------------------------------------------------------------

Next Payment Date                                                      August 15, 2002
Next Calculation Date                                                   August 9, 2002
Reference Date                                                           July 11, 2002

                                                                              Subclass               Subclass              Subclass
                                                                                   A-1                    A-2                   A-3
------------------------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                                                              1.83875%               1.83875%              1.83875%
Applicable Margin                                                             0.39000%               0.43000%              0.43000%
Applicable Interest Rate                                                      2.22875%               2.26875%              2.26875%

                                                                              Subclass               Subclass              Subclass
                                                                                   B-1                    C-1                   D-1
------------------------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                                                              1.83875%               1.83875%              1.83875%
Applicable Margin                                                             1.12000%               2.12000%              2.00000%
Applicable Interest Rate                                                      2.95875%               3.95875%              3.83875%

------------------------------------------------------------------------------------------------------------------------------------
6. Payments per $100,000 Initial Outstanding Principal Balance of Notes
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Subclass               Subclass              Subclass
(a) Floating Rate Notes                                                            A-1                    A-2                   A-3
------------------------------------------------------------------------------------------------------------------------------------

Opening Outstanding Principal Balance                                       100,000.00             100,000.00             89,975.79
Total Principal Payments                                                             -                      -                364.76
------------------------------------------------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance                                       100,000.00             100,000.00             89,611.03

Total Interest                                                                  173.44                 176.56                158.86
Total Premium                                                                        -                      -                     -
------------------------------------------------------------------------------------------------------------------------------------

                                                                              Subclass               Subclass              Subclass
(a) Floating Rate Notes                                                            B-1                    C-1                   D-1
------------------------------------------------------------------------------------------------------------------------------------

Opening Outstanding Principal Balance                                        96,270.99             100,000.00            100,000.00
Total Principal Payments                                                        196.73                 205.07                204.56
------------------------------------------------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance                                        96,074.26              99,794.93             99,795.44

Total Interest                                                                  221.64                 308.00                298.67
Total Premium                                                                        -                      -                     -
------------------------------------------------------------------------------------------------------------------------------------

                                                                              Subclass               Subclass              Subclass
(b) Fixed Rate Notes                                                               B-2                    C-2                   D-2
------------------------------------------------------------------------------------------------------------------------------------

Opening Outstanding Principal Balance                                        96,270.99             100,000.00            100,000.00
Total Principal Payments                                                        196.73                 205.07                204.56
------------------------------------------------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance                                        96,074.26              99,794.93             99,795.44

Total Interest                                                                  571.53                 674.42                666.67
Total Premium                                                                        -                      -                     -
------------------------------------------------------------------------------------------------------------------------------------